                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 22, 1997.
                                                 -----------------


                           STORAGE DIMENSIONS, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                     0-22015          77-032-4887
------------------------------------------------------------------------------
(State or other jurisdiction  (Commission       (IRS Employer
 of incorporation)             File Number)      Identification No.)

      1656 McCarthy Blvd., Milpitas, CA                           95035
------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code (408) 954-0710
                                                          -----------------


                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     This Current Report on Form 8-K (the "Report") contains or incorporates
     -----------------------------------------------------------------------
forward-looking statements within the meaning of Section 27A of the Securities
------------------------------------------------------------------------------
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,
-------------------------------------------------------------------------------
as amended.  The forward-looking statements contained herein involve risks and
------------------------------------------------------------------------------
uncertainties, including those relating to the possible inability to complete
-----------------------------------------------------------------------------
the merger transaction involving Storage Dimensions, Inc. (the "Company") and
-----------------------------------------------------------------------------
Artecon, Inc., a California corporation, as scheduled, if at all, and those
---------------------------------------------------------------------------
associated with the ability of the combined company to achieve the anticipated
------------------------------------------------------------------------------
benefits of the merger.  Actual results and developments may differ materially
------------------------------------------------------------------------------
from those described or incorporated by reference in this Report.
----------------------------------------------------------------

     On December 22, 1997, the Company entered into an Agreement and Plan of Merger and Reorganization, dated as of December 22, 1997 (the "Merger Agreement"), among the Company and Artecon, Inc. The description contained in this Item 5 of the transactions contemplated by the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

     The Merger Agreement contemplates that, subject to the satisfaction of certain conditions set forth therein, including without limitation the approval and adoption of the Merger Agreement by the requisite vote of the Company's stockholders and the approval of the issuance of the Company's common stock in the Merger by the Company's stockholders, Storage Acquisition Corp., a wholly owned subsidiary of the Company, will be merged with and into Artecon (the "Merger"). As a result of the Merger, Artecon will become a wholly-owned subsidiary of the Company. Under the terms of the Merger Agreement, approximately 12.9 million newly issued shares of the Company's common stock will be exchanged for all outstanding shares of Artecon common stock. In addition, the Company will issue preferred stock in exchange for Artecon outstanding preferred stock which is convertible into the Company's common stock at the option of the Company or the Holder in certain circumstances. The new preferred stock will be convertible at the option of the Holder into no more than 840,000 shares of common stock. The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is intended to be treated as a purchase.

     On December 22, 1997 the Company and Artecon issued a joint press release relating to the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     In connection with the execution of the Merger Agreement, certain holders of Artecon and the Company who collectively and beneficially own more than 50% of the outstanding shares of common stock of Artecon and the Company, entered into Voting Agreements pursuant to which each such holder agreed to vote its shares in favor of the Merger. The description contained in this Item 5 of the transactions contemplated by the Voting Agreements is qualified in its entirety by reference to the full text of the Voting Agreement.

     A proxy statement relating to the Merger has not yet been filed by the Company with the SEC. This report shall not constitute the solicitation of any vote with respect to the Merger.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS.

          2.1 Agreement and Plan of Merger and Reorganization dated December 22, 1997.*

          99.1 Joint Press Release.

          99.2 Form of Voting Agreement.*



_________________
* Incorporated by reference from exhibit to Schedule 13D filed with the Securities and Exchange Commission by Artecon, Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STORAGE DIMENSIONS, INC.



                              /s/ David A. Eeg
                              ---------------------------------
                              David A. Eeg, Chairman, President and Chief
                              Executive Officer

                              Date:  December 23, 1997

                            STORAGE DIMENSIONS, INC.

                           CURRENT REPORT ON FORM 8-K

                               INDEX TO EXHIBITS


     Exhibit No.    Description
     -----------    -----------

     2.1            Agreement and Plan of Merger and Reorganization dated
                    December 22, 1997.*

     99.1           Joint Press Release.

     99.2           Form of Voting Agreement.*



_________________
* Incorporated by reference from exhibit to Schedule 13D filed with the Securities and Exchange Commission by Artecon, Inc.